UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National
Municipal Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments National Municipal Income Fund

June 30, 2011

	Principal
	Amount	Value
Municipal Bonds – 97.04%
Corporate-Backed Revenue Bonds – 9.98%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo
Series A-2 6.50% 6/1/47	$430,000	$342,942
Delaware State Economic Development Authority Exempt Facilities Revenue (Indian River Power)
5.375% 10/1/45	500,000	453,270
Golden State, California Tobacco Securitization Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.125% 6/1/47	370,000	244,341
Harris County, Texas Industrial Development Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	150,000	154,970
Illinois Railsplitter Tobacco Settlement Authority 6.25% 6/1/24	500,000	518,340
Iowa Finance Authority Pollution Control Facilities Revenue (Interstate Power & Light Project)
5.00% 7/1/14 (FGIC)	500,000	543,734
Louisiana Local Government Environmental Facilities & Community Development Authority
(Westlake Chemical) Series A-1 6.50% 11/1/35	255,000	264,853
•Maricopa County, Arizona Pollution Control Revenue (Public Services Co.) Series B 5.20% 6/1/43	500,000	507,105
Maryland Economic Development Port Facilities Revenue (CNX Marine Terminals) 5.75% 9/1/25	175,000	171,861
•Navajo County, Arizona Pollution Control Revenue Series D 5.75% 6/1/34	500,000	563,244
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.625% 8/1/25 (AMT)	450,000	464,216
New York Liberty Development Revenue (Goldman Sachs Headquarters) 5.25% 10/1/35	500,000	500,640
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20	260,000	276,073
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	345,000	362,702
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power San Juan)
5.75% 9/1/29	250,000	251,865
Series A
4.95% 10/1/20	500,000	496,085
5.25% 10/1/40	400,000	366,584
Salt Verde Financial, Arizona Gas Revenue Senior Note 5.00% 12/1/37	400,000	354,528
Valdez, Arkansas Marine Revenue (BP Pipelines Project) Series B 5.00% 1/1/21	345,000	378,631
		7,215,984
Education Revenue Bonds – 12.73%
Arizona Board of Regents System Revenue (University of Arizona)
Series A 5.00% 6/1/39	500,000	511,965
Series 2008A 5.00% 6/1/18	150,000	175,205
Arizona Health Facilities Authority Healthcare Education Revenue (Kirksville College)
5.125% 1/1/30	500,000	499,110
Arizona State University South Campus Group Student Housing Revenue
(Arizona State University-South Campus Project) 5.625% 9/1/35 (NATL-RE)	1,000,000	959,140
Bowling Green, Ohio Student Housing Revenue (CFP I - State University Project) 6.00% 6/1/45	270,000	260,890
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46	265,000	242,536
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	470,000	487,075
Glendale, Arizona Industrial Development Authority Revenue (Midwestern University)
5.00% 5/15/31	350,000	340,102
5.125% 5/15/40	300,000	279,294
Marietta, Georgia Development Authority Revenue (Life University Income Project) 7.00% 6/15/39	430,000	409,786
Maryland State Economic Development Student Housing Revenue (University of Maryland
College Park Projects) 5.75% 6/1/33	370,000	373,552
Massachusetts State Health & Educational Facilities Authority Revenue (Harvard University)
Series A 5.00% 12/15/29	600,000	655,056
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue
(Arcadia University) 5.25% 4/1/30	550,000	543,494
New Jersey Economic Development Authority Revenue (MSU Student Housing Project) 5.875% 6/1/42	215,000	202,337
Northern Arizona University Certificates of Participation (Northern Arizona University Research
Project) 5.00% 9/1/30 (AMBAC)	1,000,000	978,809
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 6.125% 9/1/30	135,000	135,691
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(Edinboro University Foundation) 5.80% 7/1/30	300,000	296,937
(University Properties – East Stroudsburg University) 5.25% 7/1/19	300,000	317,460
Pima County, Arizona Industrial Development Authority Educational Revenue (Tucson Country
Day School Project) 5.00% 6/1/37	500,000	371,615
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	300,000	295,071
University of Puerto Rico System Revenue Series Q 5.00% 6/1/36	1,000,000	870,320
		9,205,445
Electric Revenue Bonds – 6.33%
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	100,000	92,996
Series WW 5.50% 7/1/38	200,000	199,442
Series XX 5.25% 7/1/40	805,000	772,615
Series ZZ 5.25% 7/1/26	400,000	402,852

Salt River Project, Arizona Agricultural Improvement & Power District Electric System Revenue
Series A
5.00% 1/1/31	770,000	777,592
5.00% 1/1/39	1,000,000	1,028,010
Series B 5.00% 1/1/25	1,250,000	1,306,188
		4,579,695
Healthcare Revenue Bonds – 16.83%
Arizona Health Facilities Authority Revenue
(Banner Health) Series D 5.50% 1/1/21	500,000	548,870
(Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	494,360
Brevard County, Florida Health Facilities Authority Revenue (Heath First Project) Series B 7.00% 4/1/39	90,000	97,709
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	300,000	329,592
Glendale, Arizona Industrial Development Authority Hospital Revenue (John C. Lincoln Health) 5.00% 12/1/42	1,000,000	820,650
Hawaii Pacific Health Revenue Series A 5.50% 7/1/40	300,000	267,117
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44	450,000	467,141
Koyukuk, Arkansas Healthcare Revenue (Tanana Chiefs Conference) 7.75% 10/1/41	300,000	287,991
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	105,000	108,150
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System
Project) Series A 5.50% 7/1/28	500,000	481,830
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A
5.25% 7/1/32	400,000	393,996
6.00% 7/1/39	500,000	512,110
Massachusetts State Health & Education Facilities Authority Revenue (Caregroup)
Series E-2 5.375% 7/1/19	360,000	391,003
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth-Hitchcock Medical Center) 6.00% 8/1/38	300,000	320,562
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	486,015
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	309,666
Orange County, Florida Health Facilities Authority Revenue (Orlando Regional Healthcare) Series A
6.25% 10/1/18 (NATL-RE)	1,100,000	1,266,958
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue
(Temple University Health System) Series A 5.50% 7/1/30	300,000	273,006
Scottsdale, Arizona Industrial Development Authority Hospital Revenue (Scottsdale Healthcare) Series A 5.25% 9/1/30	500,000	498,765
University Medical Center, Tucson, Arizona Hospital Revenue
5.00% 7/1/33	1,000,000	868,830
5.00% 7/1/35	500,000	432,275
6.50% 7/1/39	500,000	511,565
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical
Center) Series A 5.25% 8/1/21 (RADIAN)	2,000,000	2,005,659
		12,173,820
Housing Revenue Bonds – 2.40%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Projects) Series A 6.40% 8/15/45	230,000	216,614
Florida Housing Finance Homeowner Mortgage Revenue Series 2 5.90% 7/1/29 (NATL-RE) (AMT)	260,000	263,084
Puerto Rico Housing Finance Authority (Subordinated-Capital Fund Modernization) 5.50% 12/1/18	175,000	193,464
Volusia County, Florida Multifamily Housing Finance Authority (San Marco Apartments) Series A
5.60% 1/1/44 (AGM) (AMT)	1,060,000	1,061,738
		1,734,900
Lease Revenue Bonds – 4.77%
Arizona Certificates of Participation Department Administration Series A 5.25% 10/1/25 (AGM)	500,000	522,245
Arizona Game & Fishing Department & Commission Beneficial Interest Certificates
(AGF Administration Building Project) 5.00% 7/1/26	640,000	650,323
Capital Area Cultural Education Facilities Finance Texas Revenue (Roman Catholic Diocese)
Series B 6.125% 4/1/45	105,000	105,517
New Jersey Economic Development Authority Revenue (School Facilities Construction) Series EE
5.00% 9/1/17	300,000	333,696
5.00% 9/1/18	300,000	330,861
Nogales, Arizona Municipal Development Authority Facilities Revenue 5.00% 6/1/30 (AMBAC)	500,000	486,560
Pima County, Arizona Industrial Development Authority Lease Revenue Metro Police Facility Revenue
(Nevada Project) Series A
5.25% 7/1/31	500,000	514,975
5.375% 7/1/39	500,000	507,140
		3,451,317
Local General Obligation Bonds – 4.70%
Denver City & County (Better Denver & Zoo) Series A 5.00% 8/1/25	500,000	557,965
•Gila County, Arizona Unified School District #10 (Payson School Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)	500,000	518,070
Maricopa County, Arizona Elementary School District #6 (Washington) Refunding Series A
5.375% 7/1/13 (AGM)	1,250,000	1,364,049
New York City, New York
Fiscal 2003 Subordinate Series I-1 5.375% 4/1/36	250,000	261,253
Fiscal 2009 Subordinate Series A-1 5.25% 8/15/21	250,000	283,298
Scottsdale, Arizona 5.00% 7/1/21	350,000	414,757
		3,399,392
§Pre-Refunded Bonds – 1.79%
Salt River Project, Arizona Agricultural Improvement & Power District Revenue Series A 5.00% 1/1/31-12	230,000	237,861
Southern Arizona Capital Facilities Finance (University of Arizona Project) 5.00% 9/1/23-12 (NATL-RE)	1,000,000	1,054,920
		1,292,781
Special Tax Revenue Bonds – 18.37%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park-North Project) 6.10% 7/1/40	200,000	190,366
Arizona Transportation Board (Maricopa County Regional Area Road) 5.00% 7/1/17	400,000	469,932
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project) 6.50% 7/15/30	300,000	309,213

California State Economic Recovery Series A 5.25% 7/1/21	260,000	299,250
Flagstaff, Arizona Aspen Place Sawmill Improvement District Revenue 5.00% 1/1/32	385,000	385,031
Gilbert, Arizona Public Facilities Municipal Property Revenue 5.00% 7/1/25	500,000	524,350
Glendale, Arizona Municipal Property Series A 5.00% 7/1/33 (AMBAC)	2,000,000	2,016,826
Jacksonville, Florida Transportation Revenue 5.25% 10/1/29 (NATL-RE)	1,000,000	1,001,720
Marana, Arizona Tangerine Farms Road Improvement District Revenue 4.60% 1/1/26	873,000	870,433
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	228,392
Miami-Dade County, Florida Special Obligation Revenue (Capital Appreciation & Income)
Series B 5.00% 10/1/35 (NATL-RE)	2,000,000	1,946,400
Mosaic District, Virginia Community Development Authority Series A 6.875% 3/1/36	520,000	530,410
New York City, New York Series A 5.00% 8/1/19	300,000	348,468
New York City, New York Transitional Finance Authority Future Tax Secured
Fiscal 2011 Series D 5.00% 2/1/26	150,000	164,408
Series C 5.25% 11/1/25	300,000	338,052
New York State Dormitory Authority (State Personal Income Tax Revenue - Education) Series A 5.00% 3/15/38	570,000	587,790
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue
(Senior Lien & Subordinate Lien) 5.00% 1/1/18	1,085,000	1,239,515
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A
5.75% 8/1/37	245,000	250,062
Ω(Capital Appreciation) 6.75% 8/1/32	220,000	179,271
Series C 6.00% 8/1/39	300,000	314,310
Queen Creek, Arizona Improvement District #1 5.00% 1/1/32	1,000,000	948,390
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation) Sales Tax Subordinate Lien Series B 6.07% 6/1/21	260,000	146,169
		13,288,758
State General Obligation Bonds – 2.76%
California State 5.25% 11/1/40	320,000	319,264
California State Various Purposes 6.00% 4/1/38	105,000	111,913
New York State Series A 5.00% 2/15/39	300,000	311,439
Puerto Rico Commonwealth (Public Improvement)
Series A
5.50% 7/1/19 (NATL-RE)	395,000	426,948
5.75% 7/1/41	500,000	488,820
Series C 6.00% 7/1/39	335,000	341,817
		2,000,201
Transportation Revenue Bonds – 9.55%
Central Texas Regional Mobility Authority Senior Lien 6.00% 1/1/41	520,000	515,736
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	255,000	246,945
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien)
Series A 5.25% 10/1/44	245,000	245,385
North Texas Tollway Authority Special Projects System Series A 5.00% 9/1/20	250,000	286,960
Pennsylvania Turnpike Commission Revenue Subordinate
(Special Motor License Foundation) 5.00% 12/1/22	500,000	553,044
Series B 5.25% 6/1/39	300,000	297,165
Series D 5.125% 12/1/40	390,000	379,022
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	500,000	509,880
(Senior Lien) Series B 5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	2,000,000	2,005,899
Port Authority of New York & New Jersey Special Obligation Revenue
(JFK International Air Terminal) 6.00% 12/1/42	230,000	233,257
Regional Transportation District Revenue (Denver Transit Partners) 6.00% 1/15/41	300,000	301,653
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International) Series A-1 6.625% 7/1/34	325,000	341,231
Texas Private Activity Bond Surface Transportation Senior Lien Revenue
(LBJ Infrastructure)
7.00% 6/30/40	285,000	302,767
7.50% 6/30/33	315,000	352,841
(NTE Mobility Partners) 7.50% 12/31/31	300,000	335,553
		6,907,338
Water & Sewer Revenue Bonds – 6.83%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	300,000	322,008
Florida Water Pollution Control Financing Revenue (Water Pollution Control)
Series A 5.00% 1/15/25	15,000	16,215
Guam Government Waterworks Authority 5.625% 7/1/40	390,000	348,964
New York State Environmental Facilities Revolving Funds Revenue (Master Financing Program)
Series A 5.00% 8/15/16	300,000	352,170
Phoenix Civic Improvement Wastewater Systems Revenue (Junior Lien)
5.00% 7/1/19 (NATL-RE)	850,000	949,731
5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	1,000,900
Series A 5.00% 7/1/39	900,000	931,491
San Francisco City & County Public Utilities Commission Subordinate Series F 5.00% 11/1/27	500,000	542,465
Scottsdale, Arizona Water & Sewer Revenue 5.00% 7/1/19	400,000	478,240
		4,942,184
Total Municipal Bonds (cost $69,530,053)		70,191,815
Short-Term Investments – 2.07%
¤Variable Rate Demand Notes – 2.07%
Apache County, Arizona Industrial Development Authority Revenue (Tucson Election 83C)
0.06% 12/15/18 (LOC – Bank of New York Mellon)	400,000	400,000
Arizona Health Facilities Authority Revenue (Catholic West) Series A 0.07% 7/1/35
(LOC – JPMorgan Chase Bank)	1,000,000	1,000,000
Phoenix, Arizona Industrial Development Authority Revenue (Southwest Human Development Project)
0.18% 4/1/28 (LOC – Wells Fargo Bank N.A.)	95,000	95,000
Total Short-Term Investments (cost $1,495,000)		1,495,000

Total Value of Securities – 99.11%
(cost $71,025,053)	71,686,815
Receivables and Other Assets Net of Liabilities – 0.89%	644,326
Net Assets Applicable to 5,522,507 Shares Outstanding – 100.00%	$72,331,141

•Variable rate security. The rate shown is the rate as of June 30, 2011. Interest rates reset periodically.
§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by Financial Guaranty Insurance Company
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments National Municipal Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (March 31, 2008 – March 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At June 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$71,048,558
Aggregate unrealized appreciation	$1,917,399
Aggregate unrealized depreciation	(1,279,142)
Net unrealized appreciation	$638,257

For federal income tax purposes, at March 31, 2011, capital loss carryforwards of $2,494,617 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $1,634,822 expires in 2017, and $859,795 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2011:

Level 2
Municipal Bonds	$70,191,815
Short-Term Investments	1,495,000
Total	$71,686,815

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended June 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local and national economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2011, 27% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Rating Group (S&P) and/or Ba or lower by Moody's Investor Service, Inc. (Moody's). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Investments in Municipal Securities Issued by the State of Arizona
On May 23, 2011, shareholders of the Fund and shareholders of the Delaware Investments Arizona Municipal Income Fund, Inc. (Arizona Muni Fund) approved the acquisition of substantially all of the assets of Arizona Muni Fund in exchange for newly issued common shares of the Fund, which was structured as a tax-free transaction. This acquisition was completed after the close of business on June 17, 2011. As of June 30, 2011, municipal bonds issued by the state of Arizona constitute approximately 51% of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in Arizona than other more geographically diversified national municipal income funds.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to June 30, 2011 that would require recognition or disclosure in the Fund's schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: